EXHIBIT 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR7
Mortgage Loans
Preliminary Collateral Information As of 06/01/05

TOTAL CURRENT BALANCE	$653,108,596
TOTAL ORIGINAL BALANCE	$653,869,471

NUMBER OF LOANS	1,026

			Minimum		Maximum
AVG CURRENT BALANCE	$636,558		$249,220		$1,500,000
AVG ORIGNAL BALANCE	$637,300		$360,000		$1,500,000

WAVG GROSS COUPON	5.40%		3.88%		6.88%
WAVG GROSS MARGIN	2.67%		2.25%		2.89%
WAVG MAX INT RATE	10.40%		8.88%		11.88%

WAVG CURRENT LTV	68.09%		18.18%		95.00%

WAVG FICO SCORE	745		621		819

WAVG MONTHS TO ROLL	59	months	46	months	60	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	346	months	360	months
WAVG SEASONING	1	months	0	months	14	months

TOP STATE CONC	CA(61.61%),NY(8.23%),FL(4.63%)
MAXIMUM CA ZIPCODE	0.97%

FIRST PAY DATE			May 1,2004		July 1,2005

RATE CHANGE DATE			April 1,2009		June 1,2010

MATURE DATE			April 1,2034		July 1,2035

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	67	$33,230,602	5.09%
5/1 I/O CMT	801	518,349,288	79.37
5/1 I/O LIBOR	138	91,508,949	14.01
5/1 LIBOR	20	10,019,757	1.53
Total	1,026	$653,108,596	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
200,001— 300,000	2	$548,420	0.08%
300,001— 400,000	104	39,872,784	6.11
400,001— 500,000	298	134,845,332	20.65
500,001— 600,000	201	111,047,205	17.00
600,001— 700,000	149	97,041,942	14.86
700,001— 800,000	68	51,201,687	7.84
800,001— 900,000	41	35,065,767	5.37
900,001— 1,000,000	80	78,317,782	11.99
1,000,001— 1,100,000	13	13,773,464	2.11
1,100,001— 1,200,000	19	21,928,917	3.36
1,200,001— 1,300,000	23	29,197,220	4.47
1,300,001— 1,400,000	8	10,726,125	1.64
1,400,001— 1,500,000	20	29,541,950	4.52
Total	1,026	$653,108,596	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 4.000	2	$880,000	0.13%
4.001— 4.250	5	4,267,720	0.65
4.251— 4.500	7	4,506,651	0.69
4.501— 4.750	15	8,444,717	1.29
4.751— 5.000	122	79,072,111	12.11
5.001— 5.250	183	112,777,810	17.27
5.251— 5.500	424	270,101,090	41.36
5.501— 5.750	173	114,898,596	17.59
5.751— 6.000	78	48,860,650	7.48
6.001 >=	17	9,299,250	1.42
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001— 2.250	160	$102,945,706	15.76%
2.251— 2.500	1	592,000	0.09
2.501— 2.750	862	547,723,390	83.86
2.751— 3.000	3	1,847,500	0.28
Total	1,026	$653,108,596	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	2	$880,000	0.13%
9.001— 9.250	5	4,267,720	0.65
9.251— 9.500	7	4,506,651	0.69
9.501— 9.750	15	8,444,717	1.29
9.751— 10.000	120	78,406,092	12.01
10.001— 10.250	182	113,195,411	17.33
10.251— 10.500	423	269,594,505	41.28
10.501— 10.750	173	113,533,396	17.38
10.751— 11.000	80	50,109,870	7.67
11.001 >=	19	10,170,233	1.56
Total	1,026	$653,108,596	100.00%

FIRST RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	1,026	$653,108,596	100.00%
Total	1,026	$653,108,596	100.00%

PERIODIC RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	1,026	$653,108,596	100.00%
Total	1,026	$653,108,596	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	1,026	$653,108,596	100.00%
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

RAMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341— 350	3	$1,666,020	0.26%
351— 360	1,023	651,442,576	99.74
Total	1,026	$653,108,596	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	541	$347,825,069	53.26%
1— 6	478	300,512,765	46.01
7— 12	6	3,770,762	0.58
13 >=	1	1,000,000	0.15
Total	1,026	$653,108,596	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
46	1	$1,000,000	0.15%
49	2	666,020	0.10
51	1	420,000	0.06
53	3	2,684,742	0.41
54	3	2,059,757	0.32
55	1	575,000	0.09
56	11	6,888,899	1.05
57	17	8,076,931	1.24
58	65	39,613,647	6.07
59	381	243,298,531	37.25
60	541	347,825,069	53.26
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$600,000	0.09%
21— 25	1	399,000	0.06
26— 30	9	5,136,000	0.79
31— 35	12	8,702,375	1.33
36— 40	18	12,784,600	1.96
41— 45	30	17,896,202	2.74
46— 50	33	26,565,851	4.07
51— 55	45	30,335,689	4.64
56— 60	49	34,943,065	5.35
61— 65	72	51,629,634	7.91
66— 70	171	127,437,082	19.51
71— 75	270	165,577,251	25.35
76— 80	310	169,046,782	25.88
81— 85	3	1,243,565	0.19
86— 90	1	387,000	0.06
91— 95	1	424,501	0.06
Total	1,026	$653,108,596	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620— 639	4	$1,831,141	0.28%
640— 659	7	3,306,537	0.51
660— 679	8	4,643,581	0.71
680— 699	106	62,980,171	9.64
700— 719	168	108,236,679	16.57
720— 739	153	103,918,462	15.91
740— 759	185	113,675,710	17.41
760— 779	195	128,119,620	19.62
780— 799	154	96,451,282	14.77
800 >=	46	29,945,413	4.59
Total	1,026	$653,108,596	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Documentation	299	$174,631,752	26.74%
Reduced Documentation	727	478,476,844	73.26
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	939	$609,858,237	93.38%
No	87	43,250,359	6.62
Total	1,026	$653,108,596	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	959	$616,943,299	94.46%
Second Home	67	36,165,296	5.54
Total	1,026	$653,108,596	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	4	$2,044,307	0.31%
Condo	148	82,470,943	12.63
Co-op	19	13,697,468	2.10
Single Family	852	553,486,038	84.75
Townhouse	3	1,409,840	0.22
Total	1,026	$653,108,596	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	502	$319,072,839	48.85%
Refi—Cash Out	337	212,594,173	32.55
Refi—No Cash Out	187	121,441,583	18.59
Total	1,026	$653,108,596	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	868	$551,579,890	84.45%
1 Yr LIBOR	158	101,528,706	15.55
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	1,007	$639,899,004	97.98%
12	3	2,349,900	0.36
36	16	10,859,692	1.66
Total	1,026	$653,108,596	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AR	1	$476,800	0.07%
AZ	18	11,288,642	1.73
CA	632	402,353,702	61.61
CO	16	9,338,470	1.43
CT	39	27,639,154	4.23
DC	1	428,400	0.07
DE	2	954,920	0.15
FL	51	30,261,112	4.63
GA	2	1,171,409	0.18
IA	1	399,014	0.06
ID	3	1,417,250	0.22
IL	26	14,704,978	2.25
KS	1	632,800	0.10
MA	25	14,408,976	2.21
MD	8	5,485,041	0.84
MI	4	2,186,233	0.33
MN	2	1,896,250	0.29
MO	1	543,750	0.08
MT	1	535,100	0.08
NC	2	1,100,875	0.17
NJ	23	16,798,208	2.57
NV	8	3,923,522	0.60
NY	74	53,736,134	8.23
OH	4	1,845,325	0.28
OR	3	1,405,900	0.22
PA	7	4,861,500	0.74
RI	2	1,900,000	0.29
SC	2	841,000	0.13
TX	1	697,200	0.11
UT	1	531,390	0.08
VA	16	10,664,400	1.63
WA	48	28,043,640	4.29
WI	1	637,500	0.10
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company